Share capital	12 Months Ended
Dec. 31, 2021
Share capital
Share capital

15.  Share capital

Ordinary shares

The rights of the holders of Class A and Class B ordinary shares are identical, except with respect to voting and conversion rights. Each share of Class A ordinary shares is entitled to one vote per share and is not convertible into Class B ordinary shares under any circumstances. Each share of Class B ordinary shares is entitled to five vote per share and is convertible into one Class A ordinary share at any time by the holder thereof. Upon any transfer of Class B ordinary shares by the holder thereof to any person or entity which is not an affiliate of such holder, such Class B ordinary shares would be automatically converted into equal number of Class A ordinary shares.

The Company changed the ratio of its ADSs representing its Class A ordinary shares from one ADS representing one Class A ordinary share to one ADS representing five Class A ordinary shares at the open of trading on January 26, 2022 (U.S. Eastern Time).

For Weidai’s ADS holders, the change in the ADS ratio have the same effect as a one-for-five reverse ADS split. There is no change to the Company's Class A ordinary shares. ADS holders of record on the effective date will not be required to take any action in connection with the ADS ratio change. The exchange of every five  then-held ADSs for one new ADS will occur automatically with the then-held ADSs being cancelled and new ADSs being issued by the depositary bank, in each case as of the effective date for the ADS ratio change. Weidai’s ADSs will continue to be traded on the NYSE under the symbol “WEI”.

Dividends

No dividend was declared for the years ended December 31, 2019, 2020 and 2021.